EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.1
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.2
Note Purchase Agreement, dated as of August 29, 2012, among Navistar Financial Services Corporation, Navistar Financial Corporation, Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, Credit Suisse AG, New York Branch, as a Managing Agent, Credit Suisse AG, Cayman Islands Branch as a Committed Purchaser, and Alpine Securitization Corp., as a Conduit Purchaser. Filed as Exhibit 10.2 to Current Report 8-K dated and filed on August 30, 2012. Commission File No. 001-09618

10.3
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.4
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.5
Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618

10.6
Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.4 to the Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.7
Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II. Filed as Exhibit 10.5 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

*10.8
Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.9
Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002 Commission File No. 001-09618.

*10.10
Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.11
Navistar International Corporation 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 19, 2002 and filed April 23, 2002. Registration No. 333-86754.

*10.12
Board of Directors resolution terminating the 1998 Non-Employee Director Stock Option Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.13
Compensation Committee and Board of Directors resolutions approving certain technical amendments to Navistar's 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.14
Compensation Committee and Board of Directors resolutions approving certain change of control amendments to Navistar's 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

*10.15
Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.16
Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendment through July 31, 2008). Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.17
Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618. In December 2008, the Navistar Financial Corporation Managerial Retirement Objective Plan was merged with and into the Navistar, Inc. Managerial Retirement Objective Plan without requiring material modifications to the Navistar, Inc. Managerial Retirement Objective Plan as the plans were substantially identical.

*10.18
Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 31, 2008 (including amendments through July 31, 2008). Filed as Exhibit 10.85 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.19
Form of Restoration Stock Option Award Agreement. Filed as Exhibit 10.91 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.20
Form of Supplement to Restoration Stock Option Award Agreement. Filed as Exhibit 10.81 to Annual Report on Form 10-K for the period ended October 31, 2010, which was dated and filed on December 22, 2010. Commission File No. 001-09618.

*10.21
Board of Directors resolution amending the 1998 Non-Employee Director Stock Option Plan to permit net settlement of shares. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.22
Compensation Committee resolutions amending the Navistar's 1994 Performance Incentive Plan, 1998 Interim Stock Plan, 1998 Supplemental Stock Plan, 2004 Performance Incentive Plan and the 1998 Non-Employee Director Stock Option Plan, to permit net settlement of shares. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.23
Navistar International Corporation Non-Employee Directors' Deferred Fee Plan, as amended and restated December 16, 2008. Filed as Exhibit 10.83 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.24
First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.25
Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated January 9, 2009. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.26
Compensation Committee and Board of Director resolutions amending the Navistar 1998 Non-Employee Director Stock Option Plan, the Navistar 1988 Non-Employee Director Stock Option Plan, the Navistar 1994 Performance Incentive Plan, the Navistar 1998 Interim Stock Plan and the Navistar 1998 Supplemental Stock Plan. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

10.27
Identical Forms of a (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation, all dated October 22, 2009, were entered into between Navistar International Corporation and each of JPMorgan Chase Bank, National Association, Credit Suisse International, Deutsche Bank AG and Bank of America, N.A. in connection with certain convertible note hedge transactions. Copies of these agreements were filed as Exhibit 10.1(a) - 10.1(h) and 10.2(a) - 10.2(h) to Current Report on Form 8-K dated and filed October 28, 2009. Commission File No. 001-09618. On October 28, 2009, Navistar International Corporation entered into additional (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation with Credit Suisse International in respect of the issuance of an additional $20,000,000 of convertible notes. Navistar International Corporation has not filed these additional agreements in reliance upon Instruction 2 to Item 601 of Regulation S-K in that each is substantially identical in all material respects to those agreements previously filed.

*10.28
Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of April 19, 2010 (marked to indicate all changes from the December 15, 2009 version). Filed as Exhibit 10.109 to Quarterly Report on Form 10-Q dated June 8, 2010 and filed June 9, 2010. Commission File No. 001-09618.

*10.29	Form of Amended and Restated CEO Executive Severance Agreement dated January 1, 2010. Filed as Exhibit 10.9 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.30
Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

10.31
Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. Filed as Exhibit 10.1 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.32
Third Amended and Restated Parents' Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.33
Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.34
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation's Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.35
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation's Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

10.36
Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.37
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

*10.38
Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation. Filed as Exhibit 10.112 to Quarterly Report on Form 10-Q dated September 7, 2010 and filed September 8, 2010. Commission File No. 001-09618.

*10.39
Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation. Filed as Exhibit 10.81 to Quarterly Report on Form 10-Q dated and filed September 7, 2011. Commission File No. 001-09618.

10.40
Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture). Filed as Exhibit 10.1(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.41
Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture). Filed as Exhibit 10.1(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.42
Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.43
Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

*10.44
Annual Incentive Award Plan Criteria for fiscal year 2011 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 16, 2010. Commission File No. 001-09618.

*10.45
Fiscal Year 2011 Long-Term Equity Grant award description to non-employee directors and named executive officers. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 16, 2010. Commission File No. 001-09618.

*10.46
Annual Incentive Award Plan Criteria for fiscal year 2012 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 19, 2011. Commission File No. 001-09618.

*10.47	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 19, 2011. Commission File No. 001-09618.

*10.48
Fiscal Year 2012 Long-Term Equity Grant award description to named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 20, 2011. Commission File No. 001-09618.

10.49
Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.50
Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

*10.51
Employment and Services Agreement, dated August 26, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.52
Indemnification Agreement, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.53
Non-Qualified Stock Option Award Agreement and supplement thereto, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.5 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.54
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.55
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.56
Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

*10.57
Amendment to Employment and Services Agreement, dated as of October 5, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

*10.58
Annual Incentive Award Plan Criteria for fiscal year 2013 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 30, 2012. Commission File No. 001-09618.

*10.59	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 17, 2012. Commission File No. 001-09618.
The following documents of Navistar International Corporation are filed herewith:

*10.60	Nominating and Governance Committee and Board of Directors approval of compensation for members of a special committee of the Board of Directors.

*10.61	Form of Stock Option Grant Notice and Award Agreement.

*10.62	Form of Restricted Stock Grant Notice and Award Agreement.

*10.63	Form of Deferred Share Unit Award Agreement.

*10.64	Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement.

*10.65	Form of Premium Share Unit Award Agreement.

*10.66	Form of Premium Share Unit Deferral Election Form.

*10.67	Form of Cash Settled Restricted Stock Unit Grant Notice and Award Agreement.

*10.68	Form of Cash Settled Performance Based Stock Unit Grant Notice and Award Agreement.

*10.69	Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement.

*10.70	First Amendment to the Navistar, Inc. Managerial Retirement Objective Plan.

*10.71	First Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan.

*10.72	Second Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan.
______________________

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

Exhibit 10.60
On October 5, 2012, the Nominating and Governance Committee approved and recommended to the Board of Directors, and the Board of Directors approved, the following compensation structure for the members of a special committee of the Board of Directors (the “Special Committee”) created to review, oversee and monitor strategic matters affecting the company. The terms of that compensation structure are set forth below:
Per Day Meeting Fee:
$3,500 for the Chairman
$3,000 for the Vice Chairman
$2,000 for each other Special Committee member
Fixed Fee for Special Committee Work for Chairman and Vice Chairman:
$195,000 for the Chairman
$145,000 for the Vice Chairman
Per Day Service Fee for Special Committee service in excess of 3 hours on any day that is not a Special Committee meeting day:
$2,000 for Special Committee member other than the Chairman and the Vice Chairman
Special Committee One-Time Lump Sum Director Fee:
$7,000 for Michael Hammes
$6,000 for James Keyes
$4,000 for John Correnti

Exhibit 10.61
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
AND AWARD AGREEMENT

Optionee:    [___________]
Address:        [___________]

You have been granted an option to purchase Common Stock of Navistar International Corporation, a Delaware corporation (the “Corporation”) as set forth below:

Date of Grant:            [___________]

Vesting Commencement Date:    [___________]

Exercise Price Per Share:        [___________]

Number of Shares Granted:    [___________]

Type of Option:            [____] Incentive Stock Option

[____] Non-Qualified Stock Option

Expiration Date:            [___________]

Vesting Schedule:
This Option can be exercised in whole or in part, in accordance with the following schedule, provided, however that this Option shall expire on the Expiration Date above and must be exercised, if at all, on or before the Expiration Date:

[To be determined at the time of grant]

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this award through the Corporation's online acceptance procedure, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the 2004 Performance Incentive Plan or any successor plan, and the Stock Option Agreement, which are hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________

Executive Vice President and CFO

Attest:                    OPTIONEE

__________________________        _________________________________

Corporate Secretary

NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.
Grant of Option. Navistar International Corporation, a Delaware corporation (the “Corporation”) hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Notice of Grant”) the right and option (this “Option”) to purchase all or any part of an aggregate of the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions, restrictions, and conditions of the 2004 Performance Incentive Plan, as amended (the “Plan”) or any successor plan, which is incorporated into this Stock Option Agreement (the “Agreement”) by reference. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to meet the requirements set out under Section 422 of the Code. However, if this Option exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-Qualified Stock Option (“NQO”).

2.
Acceptance of Terms and Conditions. By accepting this Option, the Optionee agrees to be bound by the terms and conditions of this Agreement, the Plan and any and all conditions established by the Corporation in connection with Stock Options issued under the Plan, and understands that this Option does not confer any legal or equitable right (other than those constituting the Option itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly, or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

3.
Term of Option. The term of this Option shall be for a period of (7) seven years from the Date of Grant set forth in the Notice of Grant and, subject to the terms and conditions of the Plan, provided, however that this Option shall expire on the Expiration Date set forth in the Notice of Grant and must be exercised, if at all, on or before the Expiration Date.

4.	Exercise of Option.

(i)Right to Exercise. This Option may be exercised, at any time or from time to time during said term, in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provision of the Plan and this Agreement as to all full shares that have become so purchasable. Except as otherwise provided in the Plan, the Option may not be exercised unless the Optionee shall, at the time of exercise, be a Consultant, Employee, or Non-Employee Director of the Navistar Companies.

(ii)Method of Exercise. Subject to the terms and conditions contained in this Agreement and the Plan, the Option may be exercised by giving notice as provided in instructions issued by the Corporate Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Corporate Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 2701 Navistar Drive, Lisle, Illinois 60532. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by instructions to the Corporate Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the Option, or, if not covered by such instructions, for payment of the full purchase price of said Shares by cash, including a personal check made payable to the Corporation, or by delivering at Fair Market Value on the date of exercise unrestricted Common Stock already owned by the Optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. In the event that the Option shall be exercised, pursuant to section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the Option. The date of exercise of the Option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Corporate Secretary's instructions or by the Corporate Secretary. The payment due to the Optionee upon exercise of the Option will be settled solely in Common Stock. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

(iii) Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) cash; (ii) check; (iii) consideration received by the Corporation under a cashless exercise program; or (iv) surrender of other shares of Common Stock of the Corporation which (a) in the case of shares acquired upon exercise of an option or otherwise, have been owned by the Optionee for such period of time (if any) as may be required to avoid a charge to the Corporations earnings, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the exercised Shares.

(iv) Tax Withholding Obligations. As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state, local statute, ordinance, rule, regulation or any other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares subject to the Option, whether by withholding, direct payment to the Corporation, or otherwise. Shares which otherwise would be delivered to the holder of the Option may be delivered, at the election of the holder, to the Corporation in payment of federal, state and/or local withholding taxes due in connection with an exercise.

(v)Transfer of Shares. No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise compiles with relevant provisions of law (including the Federal and State securities laws) and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised Shares.

5.
Termination of Option. Except as otherwise provided herein, the Option shall terminate; (i) upon the expiration of (7) seven years from the Date of Grant or if sooner; (ii) (12) twelve months after termination of employment or service as a Consultant or Non-Employee Director, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Optionee or his or her representative to purchase Shares of the Corporation's Common Stock shall expire under the terms provided in sections [6], 7 and 8 below.

6.
[Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event of a Qualified Retirement an Employee or Non-Employee Director who holds an outstanding Option may exercise the Option to the extent the Option is exercisable or becomes exercisable under its terms, at any time during the term of this Agreement.]

7.
Disability. In the event of a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the Optionee, may exercise the Option, to the extent the Option is exercisable or becomes exercisable under its terms, at any time within (3) three years after such termination or, if later, the date on which the Option becomes exercisable with respect to such Shares, but not after the expiration of the term of this Agreement.

8.
Death. In the event of the death of the Optionee, any Option exercisable under this Agreement may be exercised by a legatee, or by the personal representatives or distributees, at any time within a period of (2) two years after death, but not after the expiration of the term of this Agreement. If death occurs while employed by the Navistar Companies or while performing services as a Consultant or Non-Employee Director, or after a Qualified Retirement, or during the (3) three year period specified in Section 7 above, the Option may be exercised to the extent of the remaining Shares covered by the Option whether or not such Shares were exercisable at the date of death. If death occurs during the (12) twelve month period specified in Section 5 above, the Option may be exercised to the extent of the number of Shares that were exercisable at the date of death.

9.
Non Transferability of Option.  The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee. The designation of a beneficiary does not constitute a transfer. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee

10.
Federal Tax Treatment of Stock Option. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. The tax laws and regulations are subject to change. The Optionee should consult a tax advisor before exercising this Option or disposing of the Shares.

(i)Non-Qualified Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NQO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Corporation will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii)Disposition of Non-Qualified Stock Option Shares. If the Optionee holds NQO Shares for at least one year from the date of exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(iii)Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for feral tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee any Incentive Stock Option of the Optionee that remains outstanding and unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option on the date 3 months and 1 day following such change of status.

(iv)Disposition of Incentive Stock Option Shares. If the Optionee holds ISO Shares for at least (1) one year after exercise and (2) two years after the Grant Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the Grant Date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

11.
Notice of Disqualifying Disposition. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO exercise on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Corporation in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Corporation on the compensation income recognized from such early disposition of Shares subject to the Option exercise by payment in cash or out of current earnings paid to the Optionee.

12.
Rights of a Stockholder.  The Optionee shall have none of the rights of a stockholder with respect to any of the Shares of Common Stock subject to the Option until such Shares shall be issued upon the exercise of the Option.

13.
Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Agreement, the Optionee acknowledges and understands that (a) the Option is an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Option is not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Optionee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Optionee's right to receive future Options under the Plan and to vest in the Options shall terminate as of the date that the Optionee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Optionee retains any right to continue to vest in the Options and to exercise the Options pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest and exercise shall be measured from the date the Optionee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.
No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of Shares pursuant to the vesting schedule in the Notice of Grant is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). The Optionee further acknowledges and agrees that nothing in the Agreement, nor in the

Plan which is incorporated in this Agreement by reference, shall confer upon the Optionee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.
Confidentiality. The Optionee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Optionee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.
Consent to Transfer Personal Data. By accepting this Agreement, the Optionee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 16. The Optionee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Optionee's ability to participate in the Plan. The Corporation holds certain personal information about the Optionee, which may include the Optionee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs, or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Optionee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Optionee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Optionee's behalf to a broker or other third party with whom the Optionee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Optionee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Optionee's consent may affect the Optionee's ability to participate in the Plan.

17.
Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Optionee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Optionee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Optionee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Optionee hereunder may be made without the Optionee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Optionee, the provisions of the this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Agreement as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the Options that are then subject to terms or conditions of this Agreement.

18.
Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Optionee or the Corporation.

19.
Construction.  A copy of the Plan has been given to the Optionee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violate or are inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Optionee agrees to comply with the terms of the Plan as so amended from time to time.

20.
Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

21.
Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Optionee and their successors and assigns.

22.
Entire Understanding.      This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

23.
Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Optionee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Optionee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

24.	Signature. This Agreement shall be deemed executed by the Corporation and the Optionee upon execution by such parties (or upon the Optionee's online acceptance) of the Notice of Grant.

Exhibit 10.62
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK GRANT
AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF SHARES OF RESTRICTED STOCK:

DATE OF GRANT:

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”) and the individual named above (the “Employee” or “Grantee”). The Corporation hereby grants to the Grantee an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions contained herein and in the Corporation's 2004 Performance Incentive Plan, as amended (the “Plan”) or any successor plan, which is incorporated into and made a part of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

1.Acceptance of Terms and Conditions. By accepting this Award Agreement, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.Grant of Restricted Stock. Subject to the restrictions, limitations, terms and conditions specified in the Plan and this Award Agreement, the Corporation hereby grants this Award of Restricted Stock to the Grantee as of the Grant Date equal to the above-stated number of Shares of Restricted Stock, with one share of Restricted Stock representing the right to receive one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”).

3.Vesting of Restricted Stock. Subject to the terms and conditions of this Award Agreement and the Plan, the Restricted Stock shall vest as follows:

[ENTER EITHER SPECIFIC VESTING REQUIREMENTS WHICH MUST BE OVER NO LESS THAN A THREE YEAR PERIOD OR A STRICT THREE YEAR PERIOD VESTING SCHEDULE AS FOLLOWS:

NUMBER OF SHARES:            VESTED ON OR AFTER [one year]
NUMBER OF SHARES:            VESTED ON OR AFTER [after two years]
NUMBER OF SHARES:            VESTED ON OR AFTER [three years]]

4.             Stock Certificates.  Certificates for the Restricted Stock shall be issued by the Corporation in the name of the Grantee and delivered to the Grantee at the time of grant. At the Company's discretion and in lieu of a stock certificate, the Restricted Stock may be issued in book entry form in the name of the Grantee with the Corporation's transfer agent. The certificate or the book entry shall bear the following legend evidencing its restrictive nature as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, FORFEITURE AND VESTING AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

5.             Effect of Termination of Employment.  If the Grantee (i) quits, is involuntarily separated from the Corporation or otherwise terminates employment, then any Restricted Stock not vested as of such date will be forfeited to the Corporation, (ii) terminates due to a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee) [or retires from the Corporation pursuant to a Qualified Retirement, which “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE") and for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time, then such Restricted Stock will continue to vest according to the terms of grant, or (iii) dies while serving the Corporation or following a total and permanent disabled or Qualified Retirement as defined in this Section 5, any such previously granted Restricted Stock shall vest as of the date of such Grantee's death and all restrictions thereon shall lapse and the Restricted Stock shall be immediately transferable to the named beneficiary or to such Grantee's estate.]

6.             Tax Withholding Obligations.  The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the Restricted Stock or (ii) a number of shares of the Corporation's Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of the Grantee's estimated total federal, state and local tax obligations associated with the grant or vesting of the Restricted Stock.  The Corporation shall not deliver any of the shares of the Corporation's Common Stock until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

7.             Rights as Stockholder.  The Grantee shall have all rights of a stockholder prior to the vesting of the Restricted Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

8.             Transferability.  The Restricted Stock may not be transferred, assigned or made subject to any encumbrance, pledge or charge until such Restricted Stock has vested and any other restrictions or conditions on such Restricted Stock are removed, have been satisfied or expire.

9.    Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Agreement, the Grantee acknowledges and understands that (a) the Award is an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Award is not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Grantee's right to receive future Awards under the Plan and to vest in the Award shall terminate as of the date that the Grantee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the Award pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

10.             No Guarantee of Continued Service.  Grantee acknowledges and agrees that the vesting of shares pursuant to the Award Agreement is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Award Agreement or acquiring shares under this Award Agreement). The Grantee further acknowledges and agrees that nothing in the Award Agreement, nor in the Plan which is incorporated in this Award Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies' right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

11.    Confidentiality. The Grantee agrees to not disclose the existence or terms of this Award Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

12.    Consent to Transfer Personal Data. By accepting this Agreement, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 10. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs, or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

13.           Amendment.  This Award Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is amending this Award Agreement.  Notwithstanding the foregoing, this Award Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment adversely affecting the rights of the Grantee hereunder may be made without the Grantee's written consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the Restricted Stock or this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to shares of Restricted Stock which are than subject to restrictions as provided herein.

14.           Severability.  If all or any part of this Award Agreement is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Award Agreement not declared to be unlawful or invalid.  Any Section of this Award Agreement so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

     15.           Construction.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Illinois 60532. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

16.     Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

17.           Successors and Assigns.  This Award Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

18.           Entire Understanding.  This Award Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

19.           Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award Agreement through the Corporation's online acceptance procedure, you and the Corporation agree that this Award Agreement is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

By:_______________________________
Executive Vice President and CFO

Attest:                     GRANTEE

__________________________         _________________________________

Corporate Secretary

Exhibit 10.63

NAVISTAR INTERNATIONAL CORPORATION EXECUTIVE STOCK OWNERSHIP PROGRAM DEFERRED SHARE UNIT AWARD AGREEMENT

GRANTEE:

ADDRESS:

DEFERRED SHARES GRANTED:
DATE OF GRANT:
DATE VESTED:

______________________________________________________________________________________________________
This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Grantee”). The Corporation hereby credits to the Grantee's account, the above-stated number of Deferred Share Units, which are issuable as Common Stock of the Corporation in accordance with the terms and conditions of the Corporation's 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time, (the “Plan”) or any successor plan, which is incorporated in and made a part of this Award Agreement.

The Deferred Share Units awarded hereunder are further subject to the terms and conditions of the Corporation's Executive Stock Ownership Program, as amended and restated September 1, 2004, as amended from time to time (the “Program”), a copy of which is attached. Subject to the terms and conditions of the Program and the Plan, including the provisions regarding forfeiture of the shares and restrictions on transferability, these Deferred Share Units will vest on the dates set forth above. Deferred Share Units which have been fully vested will convert to the Corporation's Common Stock and be distributed to the Grantee upon termination of employment or such other mutually agreed upon date if such termination of employment is through qualified retirement. These Deferred Share Units shall have the same rights as Common Stock of the Corporation except the units shall be non-voting.
By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award Agreement through the Corporation's online acceptance procedure, you and the Corporation agree that this Award Agreement is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

By:__________________________________
Executive Vice President & CFO

Attest:    __________________________              _________________________________

Corporate Secretary                  Grantee

Exhibit 10.64
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT GRANT
AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF RESTRICTED STOCK UNITS:

DATE OF GRANT:

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Restricted Stock Unit Award (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Restricted Stock Unit Award Notice and Agreement (this “Agreement”) and is made under the Corporation's 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan, which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.    Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.    Grant of Restricted Stock Units. Subject to the restrictions, limitations, terms and conditions specified in the Plan and this Agreement, the Corporation hereby grants this Award to the Grantee as of the Grant Date equal to the above-stated number of Restricted Stock Units (each, an “RSU” and collectively, the “RSUs”), with each such RSU representing the right to receive one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”).

3.    Vesting of Restricted Stock Units. Subject to the terms and conditions of this Agreement and the Plan, the RSUs shall vest as follows:

NUMBER OF SHARES:         VESTED ON OR AFTER:
NUMBER OF SHARES:         VESTED ON OR AFTER:
NUMBER OF SHARES:         VESTED ON OR AFTER:

4.    No Dividends or Dividend Equivalents. The Grantee shall not receive dividends or dividend equivalents on the RSUs.

5.    Conversion of Vested Restricted Stock Units; Issuance of Common Stock. To the extent, if any, the RSUs are vested pursuant to the terms of this Agreement or the Plan, shares of Common Stock shall be issued to or in respect of the Grantee on the earliest of the following dates: (a) as soon as practicable after the vesting date as specified in Section 3 above, or (b) in the event all of the RSUs become vested upon the Grantee's death pursuant to Section 11 below, as soon as practicable after the date of the Grantee's death. On the date shares of Common Stock are to be so issued to or in respect of the Grantee, subject to Section 7 of this Agreement, the Corporation shall promptly cause to be issued in book-entry form, registered in the Grantee's name, the appropriate number of shares of Common Stock in payment of such vested and unrestricted RSUs. If, however, the Grantee elects to defer payment of any such shares of Common Stock, if and to the extent permitted to so elect under Section 6 of this Agreement, such shares of Common Stock shall be issued pursuant to and in accordance with the deferral election agreement entered into between the Corporation and the Grantee. The value of whole RSUs shall be settled solely in shares of Common Stock. The value of any fractional RSUs shall be paid in cash at such time shares of Common Stock are delivered to the Grantee in payment of the RSUs.

6.    Tax Withholding Obligations.  The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the RSUs (the “Taxes”) or (ii) a number of RSUs otherwise deliverable in shares of Common Stock hereunder having a fair market value sufficient to satisfy the statutory minimum of all or part of the Grantee's estimated Taxes.  The Corporation shall not deliver any of the shares of Common Stock due to Grantee upon vesting of the RSUs until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.
7.    Effect of Termination of Employment. Except as otherwise provided herein, any unvested RSU shall immediately be forfeited to the Corporation upon termination of employment or service as a Consultant or Non-Employee Director from the Navistar Companies, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Grantee or his or her representative to receive the benefits of the RSUs shall be governed under the terms provided in Sections [8], 9 and 10 below.

8.    [Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event an Employee or Non-Employee Director holds unvested RSUs at the time of a Qualified Retirement, the RSUs will continue to vest according to the terms of this Award.]

9.    Disability. In the event an Employee, Consultant or Non-Employee Director suffers a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the RSUs will continue to vest according to the terms of this Award.

10.    Death. In the event the Grantee dies while employed by the Navistar Companies, performing services as a Consultant, or serving as a Non-Employee Director, or after a Qualified Retirement, or after a total and permanent disability as defined in Section 9 above, the RSUs will vest as of the date of death and all restrictions shall lapse and the RSUs will be immediately transferable to the named beneficiary or to the Grantee's estate. Any RSUs that becomes payable after the Grantee's death shall be distributed to the Grantee's beneficiary or beneficiaries.

11.    Rights as Stockholder.  Subject to Section 4 of this Agreement, the Grantee shall have the same rights as a stockholder of the Corporation in respect to the RSUs, except that the RSUs shall not include the right to vote until and unless the RSUs have vested and ownership of shares of Common Stock represented by the RSUs have been transferred to (or on behalf of) the Grantee.

12.    Transferability.  Except to the extent provided in the Plan in the case of the Grantee's death, the RSUs may neither be made subject to any encumbrance nor transferred by means of sale, assignment, exchange, pledge, or otherwise.

13.    Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the RSUs are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the RSUs are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Grantee's right to receive future Restricted Stock Units under the Plan and to vest in the RSUs shall terminate as of the date that the Grantee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the RSUs pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.    No Guarantee of Continued Service.  Grantee acknowledges and agrees that the vesting of shares pursuant to the Award Agreement is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Award Agreement or acquiring shares under this Award Agreement). The Grantee further acknowledges and agrees that nothing in the Award Agreement, nor in the Plan which is incorporated in this Award Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an

Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies' right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.    Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.    Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 12. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any shares of Common Stock or cash payment acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

17.    Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the RSUs or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the RSUs that are then subject to terms or conditions of this Agreement.

18.    Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

     19.    Construction.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

20.    Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

21.    Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

22.    Entire Understanding.  This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

23.    Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________
Executive Vice President and CFO

Attest:                    GRANTEE

__________________________        _________________________________

Corporate Secretary

Exhibit 10.65

NAVISTAR INTERNATIONAL CORPORATION EXECUTIVE STOCK OWNERSHIP PROGRAM PREMIUM SHARE UNIT AWARD AGREEMENT

GRANTEE:

ADDRESS:

_______TRANCHE VESTING

PREMIUM SHARE UNITS GRANTED:
DATE OF GRANT:
DATE EARNED:
DATE UNITS VEST:            NUMBER OF UNITS VESTED:

______________________________________________________________________________________________________
This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Grantee”). The Corporation hereby credits to the Grantee's account, the above-stated number of Premium Share Units, which are issuable as Common Stock of the Corporation in accordance with the terms and conditions of the Corporation's 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time, (the “Plan”) or any successor plan, which is incorporated in and made a part of this Award Agreement.

The Premium Share Units awarded hereunder are further subject to the terms and conditions of the Corporation's Executive Stock Ownership Program, as amended and restated September 1, 2004, as amended from time to time (the “Program”), a copy of which is attached. Subject to the terms and conditions of the Program and the Plan, including the provisions regarding forfeiture of the shares and restrictions on transferability, these Premium Share Units will vest on the dates set forth above. Premium Share Units which have been fully vested will convert to the Corporation's Common Stock and be distributed to the Grantee upon termination of employment. These Premium Share Units shall have the same rights as Common Stock of the Corporation except the units shall be non-voting.

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award Agreement through the Corporation's online acceptance procedure, you and the Corporation agree that this Award Agreement is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

By:__________________________________
Executive Vice President & CFO

Attest:    __________________________              _________________________________

Corporate Secretary                  Grantee

Exhibit 10.66
NAVISTAR INTERNATIONAL CORPORATION
PREMIUM SHARE UNIT
DEFERRAL ELECTION FORM

________________________________________             _________________________________
Name of Grantee (Last, First, Middle Initial)                Social Security Number

By completing this Deferral Election Form, I hereby elect to defer my receipt of Navistar International Corporation (the “Company”) Common Stock, $.10 par value per share (the “Common Stock”) relating to my award of Premium Share Units (the “PSUs”) that is otherwise generally scheduled to be delivered to me within 10 days after my termination of employment. I acknowledge that this deferral election is both subject to and made in accordance with the terms and conditions specified in my Premium Share Unit Award Agreement (the “Agreement”) and the 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan, which is incorporated into and made a part of this Deferral Election Form.

1.
Deferral Deadlines. To defer the delivery of the Common Stock relating to the PSUs to any day after termination of employment, this Deferral Election Form must be properly completed and submitted to the Office of the Secretary (Howard Kuppler) on or before December 31, 200__[the year in which the premium shares are granted]. Except as permitted under federal tax rules, your deferral election is irrevocable after December 31, 200_[the year in which the premium shares are granted]. Any request made by you after December 31, 200_[the year in which the premium shares are granted] to change the timing of the delivery of the Common Stock relating to the PSUs will be permitted only to the extent such request complies with the requirements under the federal tax rules.

2.
Number of Deferred Shares. I hereby elect to defer delivery of _________ (please specify number of whole shares) shares of Common Stock relating to the PSUs that are otherwise generally scheduled to be delivered to me within 10 days after my termination of employment. (the “Deferred Shares”).

3.	Deferred Delivery Date(s). Subject to paragraph 5 of this Deferral Election Form, I hereby elect to defer delivery of the Deferred Shares until:

•
______ Years after my termination of employment with the Company and its affiliates (please specify whole number of years from 1 through 10). If checked, all of the Deferred Shares will be delivered to you in the specified year after your termination of employment.

4.
Manner and Timing of Delivery of Deferred Shares. Deferred Shares will be settled in Common Stock. Subject to the terms of your Agreement, the Plan, and the other provisions of this Deferral Election Form, the Deferred Shares will be delivered to you in such amount(s) and on such date(s) specified in paragraph 3 above.

5.
Early Delivery of Deferred Shares Upon Death. Notwithstanding your requested deferred delivery date specified in paragraph 3 above, in the event of your death before such deferred delivery date, the Common Stock relating to the PSUs will be delivered to you on the date of your death.

6.
IRS-Required Notice Regarding Tax Advice. Under IRS standards of professional practice, certain tax advice that may be used to support the promotion or marketing of transactions or arrangements must meet requirements as to form and substance. To assure compliance with these standards, you are hereby informed that (a) this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties, (b) you should seek advice based on your particular circumstances from an independent tax adviser.

By executing this Deferral Election Form, I hereby acknowledge my understanding of and agreement with the terms and conditions set forth above.

______________________________________        ________________________
Signature of Grantee                    Date

ACKNOWLEDGED AND ACCEPTED BY THE COMPANY:

______________________________________        ________________________
Corporate Secretary                    Date
Navistar International Corporation

Exhibit 10.67
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF CASH SETTLED
RESTRICTED STOCK UNIT GRANT
AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF CASH SETTLED RESTRICTED STOCK UNITS:

DATE OF GRANT:

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Cash Settled Restricted Stock Unit Award (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Cash Settled Restricted Stock Unit Award Notice and Agreement (this “Agreement”) and is made under the Corporation's 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan, which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.    Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.    Grant of Cash Settled Restricted Stock Units. Subject to the restrictions, limitations, terms and conditions specified in the Plan and this Agreement, the Corporation hereby grants this Award to the Grantee as of the Grant Date equal to the above-stated number of Cash Settled Restricted Stock Units (each, an “RSU” and collectively, the “RSUs”), with each such RSU representing the right to receive the cash value of one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”).

3.    Vesting of Cash Settled Restricted Stock Units. Subject to the terms and conditions of this Agreement and the Plan, the RSUs shall vest as follows:

NUMBER OF RSUs:         VESTED ON OR AFTER:
NUMBER OF RSUs:         VESTED ON OR AFTER:
NUMBER OF RSUs:         VESTED ON OR AFTER:

4.    No Dividends or Dividend Equivalents. The Grantee shall not receive dividends or dividend equivalents on the RSUs.

5.    Payment of Vested Cash Settled Restricted Stock Units. To the extent, if any, the RSUs are vested pursuant to the terms of this Agreement or the Plan, the RSUs shall be paid in a lump sum cash payment, in aggregate, equal to the Fair Market Value of one share of Navistar's Common Stock multiplied by the number of such RSUs vesting on the vest date. The lump sum cash payment shall be paid to or in respect of the Grantee on the earliest of the following dates: (a) as soon as practicable after (and in no case more than 30 days after) the vesting date as specified in Section 3 above, or (b) in the event all of the RSUs become vested upon the Grantee's death pursuant to Section 10 below, as soon as practicable after the Grantee's death. On the date the lump sum cash payment of the RSUs is to be so paid to or in respect of the Grantee, subject to Section 6 of this Agreement, the Corporation shall promptly cause to be issued in the Grantee's name, the appropriate dollar amount in payment of such vested and unrestricted RSUs.

6.    Tax Withholding Obligations.  The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the RSUs (the “Taxes”) or (ii) a number of RSUs otherwise deliverable in cash hereunder having a fair market value sufficient to satisfy the statutory minimum of all or part of the Grantee's estimated Taxes.  The Corporation shall not deliver any of the lump sum cash payment for the vested RSUs until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

7.    Effect of Termination of Employment or Service. Except as otherwise provided herein, any unvested RSUs shall immediately be forfeited to the Corporation upon termination of employment or service as a Consultant or Non-Employee Director, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Grantee or his or her representative to receive the benefits of the RSUs shall be governed under the terms provided in sections [8], 9 and 10 below.

8.    [Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event an Employee or Non-Employee Director holds unvested RSUs at the time of a Qualified Retirement, the RSUs will continue to vest according to the terms of this Award.]

9.    Disability. In the event an Employee, Consultant or Non-Employee Director suffers a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the RSUs will continue to vest according to the terms of this Award.

10.    Death. In the event the Grantee dies while employed by the Navistar Companies, performing services as a Consultant, or serving as a Non-Employee Director, or after a Qualified Retirement or after a total and permanent disability as defined in section 9 above, the RSUs will vest as of the date of death and all restrictions shall lapse and the RSUs will be immediately transferable to the named beneficiary or to the Grantee's estate. Any RSUs that become payable after the Grantee's death shall be distributed to the Grantee's beneficiary or beneficiaries.

11.    Rights as Shareholder.  The Grantee shall have no rights as a stockholder of the Company and no voting rights with respect to the RSUs.

12.    Transferability.  Except to the extent provided in the Plan in the case of the Grantee's death, the RSUs may neither be made subject to any encumbrance nor transferred by means of sale, assignment, exchange, pledge, or otherwise.

13.    Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the RSUs are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the RSUs are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Grantee's right to receive future Restricted Stock Units under the Plan and to vest in the RSUs shall terminate as of the date that the Grantee is no longer actively employed or providing service as Consultant or Non Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the RSUs pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.    No Guarantee of Continued Service.  Grantee acknowledges and agrees that the vesting of shares pursuant to the Award Agreement is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Award Agreement or acquiring shares under this Award Agreement). The Grantee further acknowledges and agrees that nothing in the Award Agreement, nor in the Plan which is incorporated in this Award Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies' right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.    Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.    Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 11. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

17.    Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the RSUs or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the RSUs that are then subject to terms or conditions of this Agreement.

18.    Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

     19.    Construction.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

20.    Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan, will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

21.    Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

22.    Entire Understanding.  This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

23.    Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________

Executive Vice President and CFO

Attest:                    GRANTEE

__________________________        _________________________________

Corporate Secretary

Exhibit 10.68
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF CASH SETTLED PERFORMANCE-BASED
STOCK UNIT GRANT AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

PERFORMANCE PERIOD:            [ TIME PERIOD ]

TARGET PERFORMANCE STOCK UNITS:    xxxxx

PERFORMANCE MEASURE:            TOTAL SHAREHOLDER RETURN

DATE OF GRANT:                [ DATE ]

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Cash Settled Performance Based Stock Unit Award (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Cash Settled Performance Based Stock Unit Award Notice and Agreement (this “Agreement”) and is granted pursuant to the Corporation's 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”); which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.
Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement the Plan, and any and all conditions established by the Corporation in connection with the Award and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.
Performance Period. The initial Performance Period for this Award shall commence on [DATE] and shall end on [DATE]. If certain performance criteria are not met, as described in Section 6 b below, an additional Performance Period will commence on [DATE] and shall end on [DATE].

3.
Grant of Cash Settled Performance Based Stock Unit. Subject to the restrictions, limitations, terms and conditions specified in the Plan and in this Agreement, the Corporation, in the exercise of its sole discretion hereby grants this Award to the Grantee as of the Grant Date listed above. The number of Target Cash Settled Performance Based Stock Units (the “Stock Units”) granted are deemed the target shares used to calculate the number of actual Stock Units awarded, if any, and upon issuance will be used solely to calculate the cash payout, if any, awarded to the Grantee in accordance with this Award Agreement, and do not create any separate rights or entitlements. A single Stock Unit represents the right to receive the cash value of one share of the Corporation's Common Stock, $0.01 par value per share (“Common Stock”), provided that certain Performance Measures as detailed in Section 4 and 5 below are achieved.

4.	Vesting Requirements. The vesting of this Award shall be subject to the satisfaction of the conditions set forth in subsections a and b of this Section 4:

a.
Service Vesting Requirement. Except as otherwise provided herein, the right of the Grantee to receive payment of this Award, if any, shall become vested only if he or she remains continuously employed by the Navistar Companies from the Date of Grant of the Award until the end of the initial Performance Period, [DATE].

b.
Total Shareholder Return Test. The vesting of the stock units subject to this Award shall be conditioned upon the satisfaction of a performance vesting requirement based on the Relative Total Shareholder Return (“TSR”)

of the Corporation as compared to the TSR of the Corporation's 22 peer companies, as listed on Appendix A (the “Peer Group”) with respect to Performance Period listed in Section 2 above.

5.	Relative TSR Performance.

a.	Earning of Award. The extent to which the Grantee will receive Stock Units is based on the Corporation's TSR Percentile Ranking for the Performance Period based on the following chart:

Outcome Relative to Peer Group TSR
Navistar Three-Year	Percentage of Stock Units
Percentile Ranking in TSR	Earned
Below 30th Percentile	—%
30th Percentile	—%
40th Percentile	50%
50th Percentile	100%
75th Percentile	150%
90th Percentile and Higher	200%

Note: Interpolation between points will be made on a straight line basis on each scale.

b.	Calculation of TSR.

“TSR”    =    Change in Stock Price + Dividends Paid
Beginning Stock Price

i.	Beginning stock price shall mean the average of the Closing Prices for each of the 90 trading days immediately prior to the first trading day of the Performance Period;

ii.	Ending Stock Price shall mean the average of the Closing Prices for each the last 90 trading days of the Performance Period;

iii.	Change in Stock Price shall equal the Ending Stock Price minus the Beginning Stock Price;

iv.	Dividends Paid shall mean the total of all dividends paid on one share of stock during the Performance Period, provided that dividends shall be treated as though they are reinvested;

v.	Closing Price shall mean the last reported sale price on the applicable stock exchange or market of one share of Common Stock for a particular trading day;

vi.	In all events, TSR shall be adjusted to give effect to any stock dividends, stock splits, reverse stock splits and similar transactions.

c.
Calculation of Corporation's TSR Percentile Ranking. The Corporation shall determine (A) the Corporation's TSR for the Performance Period and (B) the TSR for the Performance Period of each of the companies in the Corporation's Peer Group, as listed on Appendix A. The Corporation's TSR Percentile Ranking is the percentage of TSRs of the companies in the Peer Group that are lower than the Corporation's TSR.

6.
Calculation of Stock Units Awarded. Subject to earlier forfeiture as provided in Section 7 below, at the end of the initial Performance Period on [DATE], the Corporation will calculate the actual number of Stock Units awarded, if any, by using the calculations and metrics below:

a.
Number of Stock Units Earned. The number of Stock Units actually awarded, if any, under the Agreement will equal the number of Target Performance Units (as stated on page 1) subject to the Award multiplied by the applicable Percent of Target Award achieved (as calculated in Section 5 above) by the Corporation at the end of the Performance Period.

b.
Measurement Period. If at the end of the initial three year Performance Period [(DATE)], the Corporation's TSR ranking, as compared to the Peer Group, is at or above the 50th Percentile of the Peer Group, the Stock Units pay out and the Award Agreement is terminated. However, if the Corporation's TSR ranking, as compared to the Peer Group, is below the 50th Percentile of the Peer Group, then an additional Performance Period of two years, beginning on [DATE] and ending on [DATE], will be added to the Agreement. At the end of this additional two year Performance Period Grantee can earn up to but not more than the number of Target Performance Units (as stated on page 1) less any amount of Stock Units paid out at the end of the initial three year Performance Period that ended on [DATE].

7.
Termination of Grantee Status as a Participant.  Entitlement to the Award, and any cash payment thereunder, is subject to the Grantee remaining continuously employed through the last day of the Performance Period. [Notwithstanding the foregoing and any provision of the Plan, if the Grantee terminates employment during the Performance Period due to a Qualified Retirement, which, “Qualified Retirement” means a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"), ., or due to death or permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant, as determined by the Committee), after the end of the Performance Period, Grantee (or in the event of death, Grantee's estate) will be entitled to a pro rata portion of the number of Stock Units Grantee would have received, if any, had Grantee remained employed until the end of the Performance Period. The pro rata portion will be based on the number of full months in the Performance Period during which Grantee was employed as compared to the total number of months in the Performance Period. If the Grantee terminates employment with the Corporation for any other reason, all rights to any Stock Units at the time of termination of employment shall be forfeited.]

8.	Treatment of Dividends. Notwithstanding any provisions of the Plan, the Grantee shall not receive dividends or dividend equivalents on the Stock Units.

9.
Form of Payment. Except as herein provided, after the end of the Performance Period, Grantee shall be entitled to receive the total number of Stock Units determined under Section 6. Each Stock Unit earned, if any, will be paid in a lump sum cash payment, in aggregate, equal to the Fair Market Value of one share of the Corporation's Common Stock. The lump sum cash payment shall be paid to or in respect of the Grantee as soon as practicable after the end of the Performance Period, following the release of fiscal year-end earnings filed with the SEC on Form 10-K. The stock price used for calculation of the payout of the Awards will be the average of the high and low of the Corporation's Common Stock on the date of payout.

10.
Tax Consequences. Upon exchange and receipt of Stock Units, if any, and the subsequent payout, if any, of the Stock Units in cash, the full fair market value of the Stock Units will be reported by the Corporation as employment income to the Grantee. The Corporation will be required to withhold tax and other amounts required by federal, state or local statute, ordinance, rule or regulation in respect of this income. Such withholding will reduce the cash payment made, in settlement of the Stock Units, to the Grantee. Grantee should consult a tax advisor with respect to the tax treatment of receiving Stock Units and subsequent settlement of the Stock Units in cash.

11.	Rights as Stockholders. The Grantee shall have no rights as a stockholder of the Company and no voting rights with respect to the Stock Units.

12.
Non-Transferability.  Grantee's right in the Stock Units awarded under this Award Agreement and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution. Stock Units shall not be subject to execution, attachment or other process.

13.
Extraordinary Item: Coordination with Local Law. By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the Stock Units are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Stock Units are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment with the Navistar Companies, the Grantee's right to receive future Stock Units under the Plan and to receive payouts of the Stock Units shall terminate as of the date that the Grantee is no longer actively employed and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to receive a pro rata amount of any awarded Stock Units, if any, pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so receive such Stock Units shall be measured from the date the Grantee terminates active employment with the Navistar Companies and shall not be extended by any notice period under local law.

14.
No Right to Continued Employment. Neither the execution and delivery hereof nor the granting of the Award shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Navistar Companies to employ or continue the employment of the Grantee for any period.

15.
Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.
Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 16. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all equity awards or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

17.
Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Stock Units awarded under the Plan or future Stock Units that may be awarded under the Plan by electronic means or request Grantee's consent to participate in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18.
Amendment. Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the Stock Units or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the Stock Units that are then subject to terms or conditions of this Agreement.

19.
Change of Control. In the event of a Change of Control (as determined under the Plan), all unvested Stock Units granted under this Agreement shall be fully awarded and paid out at 100% of Target, and payout for the Stock Units, as described in Section 9 above, shall be made immediately, without regard to the attainment of the Performance Measurements. The date of a Change of Control shall be considered the payout date for purposes of this Agreement.

20.
Adjustments to Shares. Notwithstanding any provision in the Plan, in the event of any merger, reorganization, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Corporation's Common Stock or other change in corporate structure affecting the Corporation's Common Stock, the Committee or Board of Directors of the Corporation may make such substitution or adjustments in the aggregate number and kind of shares of the Corporation's Common Stock subject to the Stock Units awarded under this Agreement, as it may determine, in its sole discretion, to prevent dilution or enlargement of rights.

21.
Compliance with Section 409A of the Internal Revenue Code. Notwithstanding anything in this Agreement or the Plan to the contrary, to the extent this Agreement constitutes a nonqualified compensation plan to which Internal Revenue Code Section 409A applies, the administration of this Award (including time and manner of payments under it) shall comply with Section 409A.

22.
Mandatory Deferral to Preserve Deductibility of Payments. To the extent that any compensation to be paid to the Grantee under this Agreement with respect to a taxable year would exceed the amount deductible by the Corporation under Section 162(m) of the Internal Revenue Code, such compensation automatically shall be deferred under the terms of this Agreement and the Plan without the necessity of an election to defer. Such amount shall be held and administered subject to the terms of the Plan, provided that it may not be distributed to the Grantee prior to the first taxable year in which such amounts, if paid, would be deductible to the Corporation.

23.
Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

24.
Construction. The Stock Units are being issued pursuant to the Plan and are subject to the terms of the Plan.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provision of this Agreement violates or is inconsistent with any provisions of the Plan, this Agreement shall govern and any inconsistent provision in the Plan shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

25.
Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

26.
Successors and Assigns. This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

27.
Entire Understanding. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

28.
Governing Law. Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

By:_______________________________
Executive Vice President and CFO

Attest:                    GRANTEE

__________________________        _________________________________

Corporate Secretary

Appendix A

22 Company Compensation Peer Group Used for Indexing TSR

22-Company Index
AGCO Corp.
Cummins Inc.
Dana Holding Corporation
Danaher Corp.
Deere & Co.
Dover Corp.
Eaton Corp.
General Dynamics Corp.
Genuine Parts Co.
Goodyear Tire & Rubber Co.
Harley-Davidson Inc.
Illinois Tool Works
Ingersoll-Rand Co. Ltd.
Lear Corporation
Masco Corporation
Oshkosh Corporation
PACCAR Inc.
Parker-Hannifin Corp.
PPG Industries Inc.
Textron Inc.
TRW Automotive Holdings Corporation
Whirlpool Corporation

Note: The Peer Companies may change over the Performance Period as follows:
•If a peer company merges with another company and is the surviving entity, then it will remain a peer company.
•If a peer company goes private or is not the surviving entity, then it will be eliminated from the group.
•Notwithstanding the above, a peer company that declares bankruptcy will continue to be included in the peer group.
•Other restructuring events will be dealt with on a case-by-case basis.

Exhibit 10.69
NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN
NOTICE OF CASH OR STOCK SETTLED
RESTRICTED STOCK UNIT GRANT
AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF CASH OR STOCK SETTLED RESTRICTED STOCK UNITS:

DATE OF GRANT:

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Restricted Stock Unit Award paid in Cash or Stock at the Corporation's option (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Cash or Stock Settled Restricted Stock Unit Award Notice and Agreement (this “Agreement”) and is made under the Corporation's 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan, which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.    Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.    Grant of Cash or Stock Settled Restricted Stock Units. Subject to the restrictions, limitations, terms and conditions specified in the Plan and this Agreement, the Corporation hereby grants this Award to the Grantee as of the Grant Date equal to the above-stated number of Cash or Stock Settled Restricted Stock Units (each, an “RSU” and collectively, the “RSUs”), with each such RSU representing the right to receive the value of one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”) paid in cash or stock at the Corporation's option.

3.    Vesting of Cash or Stock Settled Restricted Stock Units. Subject to the terms and conditions of this Agreement and the Plan, the RSUs shall vest as follows:

NUMBER OF RSUs:         VESTED ON OR AFTER:
NUMBER OF RSUs:         VESTED ON OR AFTER:
NUMBER OF RSUs:         VESTED ON OR AFTER:

4.    No Dividends or Dividend Equivalents. The Grantee shall not receive dividends or dividend equivalents on the RSUs.

5.    Payment of Vested Restricted Stock Units in Cash or Stock at the Corporation's Option. To the extent, if any, the RSUs are vested pursuant to the terms of this Agreement or the Plan, the RSUs shall be paid, (i) by the Corporation delivering to or in respect of the Grantee, subject to Section 6 of this Agreement, a lump sum cash payment equal in aggregate, to the Fair Market Value of one share of the Corporation's Common Stock multiplied by the number of such RSUs vesting on the vest date or (ii) by the Corporation delivering to or in respect of the Grantee, subject to Section 6 of this Agreement, a number of whole shares of the Corporation's Common Stock equal to the number of RSUs vesting on the vest date. If the RSUs are paid in stock, the Corporation shall issue the appropriate number of shares of Common Stock in book entry form, registered in the name of the Grantee. The value of any fractional share shall be paid in cash at such time shares of Common Stock are delivered to the Grantee in payment of the vested RSUs. The lump sum cash payment or stock payment, to be decided at the Corporation's option, shall be paid to or in respect of the Grantee on the earliest of the following dates: (a) as soon as practicable after (and in no case more than 30 days after) the vesting date as specified in Section 3 above, or (b) in the event all of the RSUs become vested upon the Grantee's death pursuant to Section 10 below, as soon as practicable after the date of the Grantee's death. Neither the Grantee nor any of the Grantee's successors, heirs, assigns or personal representative shall have any further rights or interest in any RSUs that are so paid. Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to issue cash or stock in payment of the RSUs unless such issuance and such payment shall comply with all relevant provisions of law and the requirements of any stock exchange.

6.    Tax Withholding Obligations.  The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the RSUs (the “Taxes”) or (ii) a number of vested RSUs otherwise deliverable in cash or in stock, to be decided at the Corporation's option, hereunder having a fair market value sufficient to satisfy the statutory minimum of all or part of the Grantee's estimated Taxes.  The Corporation shall not deliver any of the lump sum cash payment or stock payment, to be decided at the Corporation's option, for the vested RSUs until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

7.    Effect of Termination of Employment or Service. Except as otherwise provided herein, any unvested RSUs shall immediately be forfeited to the Corporation upon termination of employment or service as a Consultant or Non-Employee Director, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Grantee or his or her representative to receive the benefits of the RSUs shall be governed under the terms provided in sections [8], 9 and 10 below.

8.    [Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) (10) ten or more years of continuous service as a full-time Employee, or (ii) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event an Employee or Non-Employee Director holds unvested RSUs at the time of a Qualified Retirement, the RSUs will continue to vest according to the terms of this Award.]

9.    Disability. In the event an Employee, Consultant or Non-Employee Director suffers a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the RSUs will continue to vest according to the terms of this Award.

10.    Death. In the event the Grantee dies while employed by the Navistar Companies, performing services as a Consultant, or serving as a Non-Employee Director, or after a Qualified Retirement or after a total and permanent disability as defined in section 9 above, the RSUs will vest as of the date of death and all restrictions shall lapse and the RSUs will be immediately transferable to the named beneficiary or to the Grantee's estate. Any RSU that becomes payable after the Grantee's death shall be distributed to the Grantee's beneficiary or beneficiaries.

11.    Rights as Stockholder.  The Grantee shall have no rights as a stockholder of the Corporation and no voting rights with respect to the RSUs, until and unless the RSUs have vested and ownership of shares of Common Stock represented by the RSUs have been transferred to (or on behalf of) the Grantee.

12.    Transferability.  Except to the extent provided in the Plan in the case of the Grantee's death, the RSUs may neither be made subject to any encumbrance nor transferred by means of sale, assignment, exchange, pledge, or otherwise.

13.    Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the RSUs are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the RSUs are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Grantee's right to receive future Restricted Stock Units under the Plan and to vest in the RSUs shall terminate as of the date that the Grantee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the RSUs pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.    No Guarantee of Continued Service.  Grantee acknowledges and agrees that the vesting of shares pursuant to this Award is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Award or acquiring shares under this Award). The Grantee further acknowledges and agrees that nothing in the Award, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.    Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.    Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 11. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

17.    Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the RSUs or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the RSUs that are then subject to terms or conditions of this Agreement.

18.    Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

     19.    Construction.   A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

20.    Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan, will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

21.    Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

22.    Entire Understanding.  This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

23.    Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________

Executive Vice President and CFO

Attest:                    GRANTEE

__________________________        _________________________________

Corporate Secretary

Exhibit 10.70
FIRST AMENDMENT TO THE
NAVISTAR, INC.
MANAGERIAL RETIREMENT OBJECTIVE PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Managerial Retirement Objective Plan, as amended through July 31, 2008 (the “Plan”); and
WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 7.3 therein.
NOW THEREFORE, by virtue and in exercise of the power to amend the Plan reserved to the Company under the Plan, the Plan is hereby amended as follows:

1.
Except with respect to numbered section 3 of this First Amendment, the provisions of this First Amendment apply only to Non-Grandfathered Amounts under the Plan. Except with respect to numbered sections 3 of this First Amendment, payment of Grandfathered Amounts under the Plan shall be made without reference to this First Amendment and no provision of this First Amendment shall be effective with respect to Grandfathered Amounts to the extent that such provision would cause such amounts to be subject to the provisions of Code Section 409A.

2.	Effective as of January 1, 2009, the second paragraph of the Introduction to the Plan (entitled “Compliance with Code Section 409A”) is amended by adding the following text to the end thereof:

“Without limiting the generality of the foregoing, the Plan was amended effective as of January 1, 2009 in order to correct certain provisions of the Plan in the manner set forth in Section XI.B. of IRS Notice 2010-6 and the provisions of the Plan shall be interpreted (and, if appropriate, revised) so as to be consistent with the requirements of such notice.”

3.	Effective as of January 1, 2009, Section 3.2 of the Plan is amended by deleted the words “with Company consent and approval” from such section.

4.	Effective as of January 1, 2009, Section 3.3 of the Plan is replaced in its entirety to read as follows:

“Notwithstanding anything in the Plan to the contrary, effective as of January 1, 2009, an Eligible Employee who continues (or continues to be eligible) to receive a long term disability benefit under a benefit program of the Company or a Participating Company may elect to Retire under Section 3.1 or 3.2, whichever is applicable, not later than the date which is 29 months following the commencement of such Employee's bona fide leave of absence due to disability (unless the Employee has a right to reemployment (pursuant to statute or contract) for a period in excess of 29 months, in which case such longer period shall be substituted for the 29 month period referenced above), regardless of whether the Employee in fact continues (or continues to be eligible) to receive such long term disability benefit.”

5.	Effective as of January 1, 2009, Subsection 4.1(c)(2) of the Plan is amended by adding the following text to the end thereof:

“but excluding the Supplement Retirement Income Plan (“SRIP”) sponsored by Navistar Canada, Inc. ,”

6.	Effective as of January 1, 2009, Subsection 4.1(c)(4) of the Plan is amended by adding the following text to the end thereof:

“the Navistar, Inc. Retirement Plan for International Employees (named the International Truck and Engine Corporation Retirement Plan for International Employees immediately prior to February 27, 2008), and any other nonqualified deferred compensation plan of the Company or any other entity which would be deemed to be the same “service recipient” for purposes of Code Section 409A,”

7.	Effective as of January 1, 2009, Subsection 4.1(c) of the Plan is amended by adding the following sentence as the final sentence of such subsection:

“Notwithstanding anything in the Plan to the contrary, in determining the amount of a Participant's benefit under the Plan, no offset shall be applied under this Section 4 to the extent that such offset would result in the Plan failing to comply with the requirements of Code Section 409A due to an impermissible linkage as described in Section XI.B. of IRS Notice 2010-6.”

8.	Effective as of January 1, 2009, The Plan is amended by adding a special supplement, SUPPLEMENT B, to the Plan as follows:

“SUPPLEMENT B
Special Provisions to Comply With the Linkage Requirements of Internal Revenue Code Section 409A
Article I—Purpose and Background
1.1    Purpose, Use of Terms. The purpose of this Supplement B is to set forth the special provisions that apply to any Participant in the Plan who is also (or may become) a Participant in the Navistar, Inc. Supplemental Executive Retirement Plan (the “SERP”) on or after the Effective Date of this Supplement and who is entitled to Non-Grandfathered Amounts (as defined in the SERP) under the SERP. The special provisions of this Supplement B shall apply only to Non-Grandfathered Amounts under the Plan (as defined in Section 1.13 of the Plan). The amount, time and form of payment (if any) to which a Participant is entitled with respect to Grandfathered Amounts shall be determined under the Plan without reference to this Supplement B. Except where the context indicates to the contrary, terms used and defined in the Plan shall have the same respective meanings for purposes of this Supplement B. Notwithstanding the foregoing, however, for purposes of this Supplement B, the term or expression “Participant in the Plan” or “Participant” shall mean an individual eligible to participate in the Plan pursuant to Section 2 of the Plan, without regard to whether such individual has reached his or her Actual Retirement Date; and, the term or expression “Participant in the SERP” (or words to that effect) shall mean an individual eligible to participate in the SERP pursuant to Section 2 of the SERP, without regard to whether such individual has attained age 55.
1.2    Effective Date of this Supplement. This Supplement B shall be effective as of January 1, 2009.
1.3    Conflicts between the Plan and this Supplement. This Supplement B together with the Plan comprises the Plan with respect to the employees and amounts covered under this Supplement. In the event of any inconsistencies between the provisions of the Plan and the provisions of this Supplement B, the terms and provisions of this Supplement B shall supersede the other provisions of the Plan to the extent necessary to eliminate such inconsistencies.
Article II—Disability Retirement
2.1    Modified Definition of “Retire”. For purposes of this Supplement B, Section 1.18 of the Plan shall read as follow:
“Retire” or “Retired” or “Retires” shall mean an Eligible Employee's termination of employment with the Company and all of its affiliates (other than by reason of death) on or after his/her Normal Retirement Date, Early Retirement Date or Disability Retirement Date, whichever is applicable; provided that with respect to a Participant's Non-Grandfathered Amount, such Participant's termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation 1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

2.2    Disability Retirement. For purposes of this Supplement B, a new Section 3.4 is added to the Plan, as follows:
3.4    Disability Retirement

(a)    A Participant who has attained age 55 and completed 10 years of Credited Service and who thereafter while in the employment of the Company is determined to be totally and permanently disabled, as defined in paragraph (b) below, prior to reaching his/her Normal Retirement Date, and who has not elected to Retire under Section 3.2 of the Plan upon reaching his/her Early Retirement Date, may elect to Retire on or after his/her Disability Retirement Date and shall be entitled to receive a Disability Retirement Allowance as specified in Section 4.13 of the Plan. Subject to paragraph (c) below, a Participant's “Disability Retirement Date” shall be the later of (1) or (2) below:

(1)    the first day of the month following the month in which required evidence of disability is received, except that the notification under subparagraph (b) (2) will be deemed to have been received in the month the Social Security disability award is effective; or

(2)    the first day of the month next following the date that is six months after the commencement date of such disability.

(b)    A Participant shall be deemed to be “totally and permanently disabled” when:

(1)    on the basis of objective medical evidence, it is determined by the Company that he/she is wholly and permanently prevented from engaging in any occupation or employment for wage or profit (except for purposes of rehabilitation) as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country for which he/she receives a military pension, and

(2)    notification is received that the Participant is eligible for and receiving disability income benefits under the Federal Social Security Act.

(c)    For purposes of this Section 3.4, a Participant may elect to Retire due to disability not later than the date which is 29 months following the commencement of such Participant's bona fide leave of absence due to disability (unless the Participant has a right to reemployment (pursuant to statute or contract) for a period in excess of 29 months, in which case such longer period shall be substituted for the 29 month period referenced above).

2.3    Disability Retirement Allowance. For purposes of this Supplement B, a new Section 4.13 is added to the Plan, as follows:
4.13    Disability Retirement Allowance.

The Disability Retirement Allowance for a Participant who Retires under Section 3.4 shall be computed as in Section 4.1 of the Plan, based on the Participant's Final Average Compensation and Formula Benefit Service up to the Participant's Disability Retirement Date, without reduction because of commencement of benefit payments before the Participant's Normal Retirement Date; provided, however, such benefit shall be reduced by the amount of any other benefit the Participant is eligible to receive from the Company's Salary Continuation program, Long Term Disability program or any other program or arrangement provided by the Company as the result of such disability (but only to the extent permitted under Code Section 409A). Any Disability Retirement Allowance will be subject to the provisions of Section 5.2 (but not Section 5.3) of the Plan."

Exhibit 10.71
FIRST AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Executive Retirement Plan, as amended through July 31, 2008 (the “Plan”); and
WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 6.1 therein.
NOW THEREFORE, by virtue and in exercise of the power to amend the Plan reserved to the Company under the Plan, the Plan is hereby amended as follows:

1.
Except with respect to numbered sections 3, 4 and 16 of this First Amendment, the provisions of this First Amendment apply only to Non-Grandfathered Amounts under the Plan. Except with respect to numbered sections 3, 4 and 16 of this First Amendment, payment of Grandfathered Amounts under the Plan shall be made without reference to this First Amendment and no provision of this First Amendment shall be effective with respect to Grandfathered Amounts to the extent that such provision would cause such amounts to be subject to the provisions of Code Section 409A.

2.	Effective as of January 1, 2009, the second paragraph of the Introduction to the Plan (entitled “Compliance with Code Section 409A”) is amended by adding the following text to the end thereof:

“Without limiting the generality of the foregoing, the Plan was amended effective as of January 1, 2009 in order to correct certain provisions of the Plan in the manner set forth in Section XI.B. of IRS Notice 2010-6 and the provisions of the Plan shall be interpreted (and, if appropriate, revised) so as to be consistent with the requirements of such notice.”

3.	Effective as of January 1, 2005, Section 1.13 of the Plan is amended by replacing the term “Managerial Objective Plan” with the term “Managerial Retirement Objective Plan” where it occurs therein.

4.	Effective as of January 1, 2005, Section 3.1 of the Plan is amended to delete to clause “,unless the Committee determines otherwise,” from such section.

5.	Effective as of January 1, 2009, the initial clause of Subsection 3.3(a) of the Plan is restated in its entirety, as follows:

“(a)
A Participant who has completed 5 years of Credited Service and who thereafter while in the employment of the Company is determined to be totally and permanently disabled, as defined in paragraph (b) below, prior to reaching his/her Normal Retirement Date, and who has not elected to Retire under Section 3.2 upon reaching his/her Early Retirement Date, may elect to Retire on or after his/her Disability Retirement Date and shall be entitled to receive a Disability Retirement Benefit as specified in Section 4.3. Subject to paragraph (c) below, a Participant's “Disability Retirement Date” shall be the later of (1) or (2) below:”

6.	Effective as of January 1, 2009, Section 3.3 of the Plan is amended by adding a new paragraph (c), as follows:

“(c) For purposes of this Section 3.3, effective on and after January 1, 2009, a Participant may elect to Retire due to disability not later than the date which is 29 months following the commencement of such Participant's bona fide leave of absence due to disability (unless the Participant has a right to reemployment (pursuant to statute or contract) for a period in excess of 29 months, in which case such longer period shall be substituted for the 29 month period referenced above).

7.	Effective as of January 1, 2009, the first paragraph in Section 4.1 of the Plan is amended to read in its entirety as follows:

“The monthly Normal Retirement Benefit for a Participant who Retires under Section 3.1 shall be an amount, commencing as of the Participant's Actual Retirement Date, equal to one-twelfth of the quantity: (a) minus (b) minus (c), and, effective for Actual Retirement Dates occurring on and after January 1, 2012, minus (d), below:”

8.	Effective as of January 1, 2009, Subsection 4.1(c)(3)(i) of the Plan is amended by adding the following text to the end thereof:

“but excluding the Navistar, Inc. Retirement Plan for International Employees (named the International Truck and Engine Corporation Retirement Plan for International Employees immediately prior to February 27, 2008),”

9.	Effective January 1, 2009, Subsection 4.1(c)(3)(iv) of the Plan is amended to read in its entirety as follows:

“(iv) effective January 1, 2005 (on an actuarial equivalent basis), the Navistar, Inc. Supplemental Retirement Accumulation Plan, provided, however, that this subparagraph (iv) shall have no applicability with respect to Actual Retirement Dates occurring on and after January 1, 2012,”

10.	Effective as of January 1, 2009, Section 4.1 of the Plan is amended by adding a new paragraph (d) thereto, as follows:

“(d) With respect to any Employee who is also a Participant in the Navistar, Inc. Supplemental Retirement Accumulation Plan (the “SRAP”) (as defined in Section 1.19 of the SRAP):

(1)
With respect to any Participant who first became (or would have become) a Participant (without regard to whether such individual had then attained age 55) prior to January 1, 2012 (a “Supplement B Participant”), the annual amount of the benefits payable to the Participant (on an actuarial equivalent basis) under the SRAP.

(2)
With respect to any Participant who first became (or would have become) a Participant (without regard to whether such individual had then attained age 55) on or after January 1, 2012, a notional amount equal to twelve times the quantity (that is, an annualized amount) computed by applying the formula described in Section 4.1 of the Navistar, Inc. Managerial Retirement Objective Plan (the “MRO Plan”); provided that in lieu of Formula Benefit Service under the MRO Plan, Credited Service under the Plan will be used and, provided further, that if the SRAP Participant is not a “Former MRO Participant” (as defined in Section 1.16 of the SRAP), then the Credited Service used in such formula shall be limited to the portion of such Credited Service accrued by such Participant from the later of January 1, 2005 (that is, the Effective Date of the SRAP) or the date the Participant commenced (or would have commenced) participation in the Plan (without regard to whether such individual had then attained age 55) to his/her Actual Retirement Date (or his/her date of death in the case of a Participant who dies before he/she actually Retires).”

11.	Effective as of January 1, 2009, Section 4.1 of the Plan is amended by adding the following sentence as the final sentence of such section:

“Notwithstanding anything in the Plan to the contrary, in determining the amount of a Participant's benefit under the Plan, no offset shall be applied under this Section 4 to the extent that such offset would result in the Plan failing to comply with the requirements of Code Section 409A due to an impermissible linkage as described in Section XI.B. of IRS Notice 2010-6.”

12.
Effective as of January 1, 2009, the first sentence of Section 4.2 of the Plan is amended by replacing the clause at the end thereof: “prior to reduction by the amounts in paragraphs (b) and (c) of Section 4.1” with the following clause: “prior to reduction by the amounts in paragraphs (b), (c) and (d) of Section 4.1”

13.	Effective as of January 1, 2009, Section 4.3 of the Plan is amended by adding the following parenthetical to the end thereof:

“(but only to the extent permitted under Code Section 409A)”

14.	Effective as of January 1, 2009, the Plan is amended by adding a new Section 4.11 as follows:

“4.11	Assumptions and Adjustments in Computing Benefits

(a)    If a Participant elects (or is deemed to have elected) an optional form of payment of retirement or survivor income, such as the Survivor Benefit or the Qualified Pre-Retirement Survivor Annuity (QPSA) under the RPSE and/or the Managerial Retirement Objective Plan, the amounts in Subsection 4.1(c), above, will be computed as if the option had not been elected.

(b)    Contributory benefits under the RPSE, non-contributory benefits under the RPSE and/or the Managerial Retirement Objective Plan, and annuity benefits under other Company plans under which annuities are provided will be deemed to have commenced (on a reduced basis, to the extent such benefits would be subject to reduction if commencement occurred on the Actual Retirement Date) as of the Actual Retirement Date.

(c)    Social Security Benefits will be taken into account in determining any MRO allowance under the Managerial Retirement Objective Plan and/or any benefits under this Plan even though the Participant either does not apply for, or loses part or all of such payments through delay in not applying for them, by entering into employment, or otherwise.”

15.	Effective as of January 1, 2009, Section 9.2 of the Plan is amended by replacing the text “and shall be further reduced by the amounts in Section 4.1(c) of the Plan” with the following text:

“and shall be further reduced by the amounts in Section 4.1(c) and (d) of the Plan”

16.	Effective as of January 1, 2005, Section 9.3 of the Plan is amended by replacing the first occurrence of the term “NIC” therein with the following text:

“Navistar International Corporation ('NIC')”

17.	Effective as of January 1, 2009, the Plan is amended by adding a special supplement, SUPPLEMENT A, to the Plan as follows:

“SUPPLEMENT A
Special Provisions to Comply With the Linkage Requirements of Internal Revenue Code Section 409A-Participants Who Also Participate in the “Managerial Retirement Objective Plan”
Article I—Purpose and Background
2.1Purpose, Use of Terms. The purpose of this Supplement A is to set forth the special provisions that apply to any Participant in the Plan who is also (or may become) a Participant in the Navistar, Inc. Managerial Retirement Objective Plan (the “Managerial Retirement Objective Plan”) on or after the Effective Date of this Supplement. The special provisions of this Supplement A shall apply only to Non-Grandfathered Amounts under the Plan (as defined in Section 1.14 of the Plan). The amount, time and form of payment (if any) to which a Participant is entitled with respect to Grandfathered Amounts shall be determined under the Plan without reference to this Supplement A. Except where the context indicates to the contrary, terms used and defined in the Plan shall have the same respective meanings for purposes of this Supplement A. Notwithstanding the foregoing, however, for purposes of this Supplement A, the term or expression “Participant in the Plan” or “Participant” shall mean an individual eligible to participate in the Plan pursuant to Section 2 of the Plan, without regard to whether such individual has attained age 55; and the term or expression “Participant in the Managerial Retirement Objective Plan” (or words to that effect) shall mean an individual eligible to participate in the Managerial Retirement Objective Plan pursuant to Section 2 of the Managerial Retirement Objective Plan, without regard to whether such individual has reached his or her Actual Retirement Date.

2.2Effective Date of this Supplement. This Supplement A shall be effective as of January 1, 2009.

2.3Early Retirement Date. For purposes of Section 8.2 of the Plan, the term “early retirement date” shall mean the first day of the month prior to the Participant's Normal Retirement Date and coincident with or next following a Participant's attainment of age 55 and completion of 10 years of Credited Service.

2.4Conflicts between the Plan and this Supplement. This Supplement A together with the Plan comprises the Plan with respect to the employees and amounts covered under this Supplement. In the event of any inconsistencies between the provisions of the Plan and the provisions of this Supplement A, the terms and provisions of this Supplement A shall supersede the other provisions of the Plan to the extent necessary to eliminate such inconsistencies.”

18.	Effective as of January 1, 2009, The Plan is amended by adding a special supplement, SUPPLEMENT B, to the Plan as follows:

“SUPPLEMENT B
Special Provisions to Comply With the Linkage Requirements of Internal Revenue Code Section 409A-Participants Who Also Participate in the “SRAP”
Article I—Purpose and Background
1.1Purpose, Use of Terms. The purpose of this Supplement B is to set forth the special provisions that apply to any Participant in the Plan who first became (or would have become) a Participant (without regard to whether such individual had then attained age 55) prior to January 1, 2012, who is also (or may become) a Participant in the Navistar, Inc. Supplemental Retirement Accumulation Plan (the “SRAP”) on or after the Effective Date of this Supplement. The special provisions of this Supplement B shall apply only to Non-Grandfathered Amounts under the Plan (as defined in Section 1.14 of the Plan). The amount, time and form of payment (if any) to which a Participant is entitled with respect to Grandfathered Amounts shall be determined under the Plan without reference to this Supplement B. Except where the context indicates to the contrary, terms used and defined in the Plan shall have the same respective meanings for purposes of this Supplement B. Notwithstanding the foregoing, however, for purposes of this Supplement B, the term or expression “Participant in the Plan” or “Participant” shall mean an individual eligible to participate in the Plan pursuant to Section 2 of the Plan, without regard to whether such individual has attained age 55. The special provisions of this Supplement B shall not apply to a Participant who first becomes a Participant on or after January 1, 2012.

1.2Effective Date of this Supplement. This Supplement B shall be effective as of January 1, 2009.

1.3Conflicts between the Plan and this Supplement. This Supplement B together with the Plan comprises the Plan with respect to the employees and amounts covered under this Supplement. In the event of any inconsistencies between the provisions of the Plan and the provisions of this Supplement B, the terms and provisions of this Supplement B shall supersede the other provisions of the Plan to the extent necessary to eliminate such inconsistencies.

Article II—Other Provisions

2.1Narrower Definition of “Change in Control”. For purposes of Section 9 of the Plan, a “Change in Control” shall be deemed to have occurred only if both the conditions of Section 9.3 of the Plan and the following conditions have been met:

(a) a “change in ownership” of the Company or of Navistar International Corporation (hereinafter the “Parent”), (b) a “change in effective control” of the Parent, or (c) a “change in the ownership of a substantial portion of the assets” of the Company or the Parent. For purposes of Section 2.1 of this Supplement B, the terms “change in ownership,” “change in effective control,” and “change in the ownership of a substantial portion of the assets” shall have the respective meanings assigned to such terms under Treasury Regulation §1.409A-3(i)(5); provided that a Change in Control shall not occur under any circumstance with respect to any acquisition of ownership of stock or assets of the Company or the Parent by an employee or retiree benefit plan or trust sponsored or established by the Employer; provided further that a change in the ownership of a substantial portion of the assets of the Parent shall be determined without regard to the sale or disposition of any or all of the assets of Navistar Financial Corporation, and each successor thereto. For the avoidance of doubt, the sale or disposition of any or all of the assets or stock of any subsidiary or affiliate of the Parent (other than the sale or disposition of all or substantially all of the assets or stock of the Company, as described above) shall not be deemed a Change in Control.
2.2Narrower Definition of “reasons other than 'Cause'”. For purposes of Sections 8 and 9 of the Plan, the term “Cause,” as used in the expression: “reasons other than 'Cause'”, shall meet either the definition in Section 8.4 of the Plan or the following alternative definition:

For purposes of Section 2.2 of this Supplement B, the term “Cause” shall mean that the reason for the Participant's involuntary Termination of Employment was (a) willful misconduct involving an offense of a serious nature that is demonstrably and materially injurious to any Employer, monetarily or otherwise, (b) conviction of, or entry of a plea of guilty or nolo contendere to, a felony as defined by the laws of the United States of America or by the laws of the State or other jurisdiction in which the Participant is so convicted, or (c) continued intentional failure to substantially perform required duties for the Employer after written demand to so perform by the Employer (other than a failure due to physical or mental disability). For purposes of determining whether “Cause” exists, no act, or failure to act, on the Participant's part will be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Employer.
2.3Special Payment Provision for Certain Participants. In the event that a Participant (a) is a “Former MRO Participant” as defined in the SRAP, (b) becomes entitled to a payment under the SRAP pursuant to the operation of Section 3.2 of the SRAP as a result of the Participant's status as a Former MRO Participant, and (c) such Participant has not attained his or her Early Retirement Date as of the Participant's termination of employment, such Participant shall nevertheless be entitled to payment hereunder, which payment shall commence upon the Participant's attainment of age 55 and shall be calculated in the manner set forth in Section 4.2 hereof (treating the date upon which the Participant attains age 55 as the Participant's Actual Retirement Date for purposes of such section).”

Exhibit 10.72
SECOND AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended through July 31, 2008 and as subsequently amended through the First Amendment thereto (the “Plan”); and
WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 5.1 therein.
NOW THEREFORE, by virtue and in exercise of the power to amend the Plan reserved to the Company under the Plan, the Plan is hereby amended as follows:

1.	Effective as of January 1, 2009, the second paragraph of the Introduction to the Plan is amended by adding the following text to the end thereof:

“Without limiting the generality of the foregoing, the Plan was amended effective as of January 1, 2009 in order to correct certain provisions of the Plan in the manner set forth in Section XI.B. of IRS Notice 2010-6 and the provisions of the Plan shall be interpreted (and, if appropriate, revised) so as to be consistent with the requirements of such notice.”

2.	Effective as of January 1, 2008, Section 1.25 of the Plan is amended by replacing the period at the end thereof with a semi-colon and adding the following text to the end thereof:

“or (c) attainment of age 55, in the case of a Former MRO Participant, upon an involuntarily Termination of Employment (for reasons other than Cause) occurring on or after January 1, 2008, unrelated to a Change in Control.”

3.	Effective as of January 1, 2008, Section 4.3 of the Plan is amended by adding the following text to the end thereof:

“The provisions of this Section 4.3 shall also apply with respect to a Former MRO Participant who dies on or after an involuntarily Termination of Employment (for reasons other than Cause) occurring on or after January 1, 2008, unrelated to a Change in Control, but prior to the date on which all amounts then credited to his or her Account have been fully distributed in accordance with the terms of the Plan.”

4.	Effective as of January 1, 2009, the Plan is amended by adding a special supplement, SUPPLEMENT A, to the Plan as follows:

“SUPPLEMENT A
Special Provisions to Comply With the Linkage Requirements of Internal Revenue Code Section 409A
Article I—Purpose and Background

1.1Purpose, Use of Terms. The purpose of this Supplement A is to set forth the special provisions that apply to any Participant in the Plan who is also a Participant in the Navistar, Inc. Supplemental Executive Retirement Plan (the “SERP”) on the Effective Date of this Supplement (or may become a Participant in the SERP after the Effective Date and prior to January 1, 2012), who is entitled to Non-Grandfathered Amounts (as defined in the SERP) under the SERP. The amount, time and form of payment of Grandfathered Amounts under the SERP shall be disregarded for purposes of this Supplement A. Except where the context indicates to the contrary, terms used and defined in the Plan shall have the same respective meanings for purposes of this Supplement A. Notwithstanding the foregoing, however, for purposes of this Supplement A, the term or expression “Participant in the SERP” (or words to that effect) shall mean an individual eligible to participate in the SERP pursuant to Section 2 of the SERP, without regard to whether such individual has attained age 55. The special provisions of this Supplement A shall not apply to a Participant in the Plan who first becomes a Participant in the SERP on or after January 1, 2012.

1.2Effective Date of this Supplement. This Supplement A shall be effective as of January 1, 2009. Supplement A shall be effective with respect to the total balance of the Participant's Account(s) (as defined in Section 1.1 of the Plan).

1.3Timing of Commencement of Payments. Notwithstanding anything in the Plan to the contrary, payment of the Participant's Account balance shall commence on the first day of the month coincident with or next following the date on which a Participant experiences a Termination of Employment; provided however, that (a) in the event a Participant is eligible, upon such Termination of Employment, to receive a benefit under Section 8 of the SERP (a “Grow-in Benefit”), payment of the Participant's Account balance shall commence on the Participant's early retirement date (as defined in Supplement A of the SERP), which payment date shall apply whether or not the Participant becomes entitled to the Grow-in Benefit under the SERP, and (b) in the event a Participant is eligible, upon such Termination of Employment, to receive a benefit under Section 9 of the SERP (a “Change in Control Benefit”), payment of the Participant's Account balance shall commence on the later of the Termination of Employment or the Participant's attainment of age 55, which payment date shall apply whether or not the Participant becomes entitled to the Change in Control Benefit under the SERP.

1.4Form of Payments. Notwithstanding any election a Participant may have made under Article 4 of the Plan, payment of the Participant's Account balance shall be payable for the life of the Participant in the form of an annuity, which annuity shall be determined based on the Participant's Account balance as of the date upon which benefit payments commence pursuant to Section 1.3 of this Supplement A. The amount of such monthly annuity shall be determined using the same reasonable actuarial assumptions as are used under the SERP.

1.5Special Provisions Relating to Disability.
(a)    A Participant who has attained age 55 and completed 5 Years of Service and who thereafter while in the employment of the Company is determined to be totally and permanently disabled, as defined in paragraph (b) below, prior to reaching age 65, and for whom benefit payments have not commenced in accordance with Section 4.1 of the Plan, may elect to Retire on or after his/her Disability Retirement Date and shall be entitled to receive a Disability Retirement Benefit as specified in paragraph (d) below. Subject to paragraph (c) below, a Participant's “Disability Retirement Date” shall be the later of (1) or (2) below:

(1)    the first day of the month following the month in which required evidence of disability is received, except that the notification under subparagraph (b) (2) will be deemed to have been received in the month the Social Security disability award is effective; or

(2)    the first day of the month next following the date that is six months after the commencement date of such disability.

(b)    A Participant shall be deemed to be “totally and permanently disabled” when:

(1)    on the basis of objective medical evidence, it is determined by the Company that he/she is wholly and permanently prevented from engaging in any occupation or employment for wage or profit (except for purposes of rehabilitation) as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country for which he/she receives a military pension, and

(2)    notification is received that the Participant is eligible for and receiving disability income benefits under the Federal Social Security Act.

(c)    For purposes of this Section 1.5, a Participant may elect to Retire due to disability not later than the date which is 29 months following the commencement of such Participant's bona fide leave of absence due to disability (unless the Participant has a right to reemployment (pursuant to statute or contract) for a period in excess of 29 months, in which case such longer period shall be substituted for the 29 month period referenced above).

(d) The Disability Retirement Benefit with respect to the Participant's Account balance for a Participant who Retires under this Section 1.5 shall be payable for the life of the Participant in the form of an annuity, which annuity shall be determined based on the Participant's Account balance as of the date upon which the Participant Retires under this Section 1.5. The amount of such monthly annuity shall be determined using the same reasonable actuarial assumptions as are used under the SERP.

1.6Conflicts between the Plan and this Supplement. This Supplement A together with the Plan comprises the Plan with respect to the employees and amounts covered under this Supplement. In the event of any inconsistencies between the provisions of the Plan and the provisions of this Supplement A, the terms and provisions of this Supplement A shall supersede the other provisions of the Plan to the extent necessary to eliminate such inconsistencies.

Article I—Other Provisions

2.1Definition of “Retire”. For purposes of this Supplement A, the terms “Retire” or “Retired” or “Retires” shall mean an Eligible Employee's termination of employment with the Company and all of its affiliates (other than by reason of death) on or after his/her Normal Retirement Date, Early Retirement Date or Disability Retirement Date, whichever is applicable; provided that such Participant's termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation 1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

2.2Narrower Definition of “Change in Control”. For purposes of Sections 1.25 and 3.2 of the Plan, a “Change in Control” shall be deemed to have occurred only if both the conditions of Section 1.7 of the Plan and the following conditions have been met:

(A) any “Person” or “group” (as such terms are used in Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934) other than employee or retiree benefit plans or trusts sponsored or established by the Parent (hereinafter “NIC”) or the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of NIC representing 25% or more of the combined voting power of NIC's then outstanding securities, (B) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board of Directors of NIC immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two years, cease to constitute a majority of the Board of Directors of NIC or (C) any dissolution or liquidation of NIC or the Company or an agreement for the sale or disposition of all or substantially all (more than 50%) of the assets of NIC or the Company occurs. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation, and each successor thereto, shall not be deemed a Change in Control.
2.3Narrower Definition of “reasons other than 'Cause' ”. For purposes of Sections 3.2 and 4.2 of the Plan, the term “Cause,” as used in the expression: “reasons other than 'Cause' ”, shall meet either the definition in Section 3.2 of the Plan or the following alternative definition:

For purposes of Section 2.2 of this Supplement A, the term “Cause” shall mean termination by the Company for willful misconduct involving an offense of a serious nature, for conviction of a felony as defined by the state in which the act was committed or for continued intentional failure to perform required duties with the Company after written notice of such failure.
2.4Payment on Death. In the event of a Participant's death prior to Retirement but following the attainment of age 55 and the completion of 5 years of Credited Service (as defined in the SERP), the Participant's surviving spouse (who has been married to the Participant for at least one year prior to the date of death) shall be entitled to a monthly survivor benefit payable for the remainder of such spouse's lifetime, which shall be of an amount equal to the monthly benefit determined pursuant to Section 1.4 of this Supplement A, payable for the life of the spouse, rather than the Participant.”